UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2005

CLAIRE’S STORES, INC.

(Exact name of registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation)

001-08899 (Commission File Number)	59-0940416 (IRS Employer Identification Number)

3 S.W. 129th Avenue, Pembroke Pines, Florida 33027
(Address of principal executive offices)

Registrant’s telephone number, including area code: (954) 433-3900

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Item 5.02.      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On February 9, 2005, Claire’s Stores, Inc. (the “Company”) appointed Martha Clark Goss as a new member to the Company’s Board of Directors (the “Board”). The Board has determined that Ms. Goss meets the independence requirements of the New York Stock Exchange listing standards and is “financially literate” for purposes of serving on the Company’s Audit Committee. However, at present the Board has not determined the committees of the Board to which Ms. Goss is expected to be named.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLAIRE’S STORES, INC.
February 15, 2005	By:	/s/ Ira D. Kaplan
Ira D. Kaplan
Chief Financial Officer